SUPPLEMENT TO THE PROSPECTUS

                              Templeton World Fund
                        Prospectus dated January 1, 1997

                        Templeton Global Real Estate Fund
                        Prospectus dated January 1, 1997

                         Templeton American Trust, Inc.
                          Prospectus dated May 1, 1996
                          (as amended November 1, 1996)

                      Templeton Global Opportunities Trust
                          Prospectus dated May 1, 1996
                         (as amended September 1, 1996)
                  (as previously supplemented October 1, 1996)

                      Templeton Global Infrastructure Fund
                       Prospectus  dated  August  1, 1996
       (as previously supplemented October 1, 1996 and October 31, 1996)

                        Templeton Growth and Income Fund
                 Prospectus  dated  August  1, 1996
      (as previously supplemented October 1, 1996 and October 31, 1996)

I. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts - Class I Only" is amended by replacing it with the following text:

         To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


II. The discussion under "How do I Buy Shares? - Sales Charge Waivers" is amended by adding the following new item as the last item in the list of waiver categories:

               Investors  exchanging  Advisor  Class  shares  from  any  of  the
              Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc.

III. The discussion under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" is amended by replacing the first restriction with the following text:

         You may only exchange shares within the same class.*





         *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund, and Class Z shares with respect to Franklin Mutual Series Fund Inc., may be exchanged into Class I shares of the Fund at Net Asset Value.


January 1, 1997